Exhibit 10.39

                            Share Transfer Agreement

      This  Share  Transfer   Agreement   (hereinafter   referred  to  as  "This
Agreement") is made on December 31, 2005 in Tai'an City, Shandong Province, the People's Republic of China (hereinafter referred to as "PRC")

BETWEEN:
      THE ASSIGNOR: Singapore Eastern Nanomaterials Holdings Pte (hereinafter referred to as the "Party A"), a company of limited liability registered and founded under the laws of Singapore.

      Registered office: Singapore
      Legal Person: Chen Xiangzhi
AND
      THE ASSIGNEE: Faith Bloom Limited (hereinafter referred to as "Party B"), a company of limited liability registered and founded under the laws of British Virgin Islands.
      Registered office: British Virgin Islands
      Authorized representative: Zhang Xueyi

      WHEREAS:

      1. Shandong Bangsheng Chemical Co., Ltd (hereinafter referred to as "Bangsheng Chemical") is a company duly organized, validly existing and in good standing as a wholly foreign funded enterprise under the laws of the P.R.C, with its registered office at No. 342, Lingshan Street, Tai'an City, registered capital RMB 24,500,000 yuan.

      2. Party A legally owned 100% registered capital of Bangsheng Chemical, that is, RMB 24,500,000 yuan.



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      3. Party A intends to transfer  the 100%  registered  capital of Bangsheng
Chemical  owned by Party A to Party B. ("Share  transfer",  the 100%  registered
capital  of  Bangsheng   Chemical  and  all  relevant   rights,   interests  and
obligations). Party B intends to accept the shares. After the completion date of the shares transfer, Party B will possess the 100% registered capital of Bangsheng Chemical.

      4. Through friendly consultation, both parties jointly agree to cooperate and promote the sale and purchase of shares smoothly.

Regarding the sale and purchase of shares, both Party A and Party B enjoy the rights and assume the obligations thereunder, and enter into the agreement as follows:

Article 1 Shares Transfer

      1. According to provisions of this Agreement, Party A agrees to transfer the shares owned by Party A to Party B after the completion date of the shares transfer.
      2. Party B agrees to accept the shares transferred by Party A according to the stipulations of this Agreement.
      3. Upon the Agreement becoming effective, Party B would be entitled to exercise the rights of the shareholders as well as take full obligations. Party A shall not enjoy any rights and assume any obligations and responsibilities relating to the transferred shares, unless this Agreement otherwise stipulates.

Article 2 Price of the Shares and Payment Terms

      1. Party A and Party B jointly confirm that Party B accepts the consideration of transferred shares in this Agreement, and Party B pays Party A in cash. The consideration of transferred shares is USD 3,035,600.00 after consultation between Party A and Party B.



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      2.    After the completion  date of shares  transfer,  Party B invests RMB
            24,500,000 yuan, and will possess 100% registered capital of Bangsheng Chemical. Party A will not own any shares of Bangsheng Chemical.
      3. Party A and Party B jointly agree that Party B shall pay in full within [ ] days to Party B after the completion date of shares transfer.

Article 3 Representations, Warranties and Undertakings of Party A

Party A hereby represents, warrants and undertakes to Party B as follows:

      1. Party A has full power and authority to enter into this Agreement and perform all rights and obligations of this Agreement, and this Agreement constitutes valid and binding obligations on it.

      2. Party A legally owns the Transferred Shares, as well as the right to deal with all or any part of the shares entirely and effectively; and that prior to any transfer it will obtain all necessary consents such that the Shares can be transferred to Party B at the effective time of the transfer, free and clear of all liens and encumbrances whatsoever.
      3. There is no fact not disclosed to Party B by Party A that is related to the transfer of assets, and may affect the establishment of this Agreement and will change the original meaning of any terms of this Agreement once being disclosed.
      4. Party A shall deal with other matters that this Agreement has not stipulated according to the laws and regulations of Singapore and the P.R.C along with Party B.




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Article 4 Representations, Warranties and Undertakings of Party B

Party B hereby represents, warrants and undertakes to Party A as follows:

      1. Party B has full power and authority to enter into this Agreement and perform all rights and obligations of this Agreement, and this Agreement constitutes valid and binding obligations on it.
      2. Party B agrees that he shall pay the consideration of the transferred shares to Party A in full on time.
      3. Party B shall deal with other matters that this Agreement has not stipulated according to the laws and regulations of the P.R.C along with Party A.

Article 5 The Completion Date of Shares Transfer

The shares transfer should be completed on the date that all following terms and conditions fulfilled. The date is the completion date.

      1. This Agreement is signed by the authorized representatives of Party A and Party B.
      2. The Shares transfer of this Agreement is approved by the general meeting of shareholders and Board of directors of Party A.
      3. This Agreement is approved by the authority of Bangsheng Chemical, the contents of the approval shall include:
            (1)   The approval to this agreement and relevant matters;
            (2)   Fully  authorize  and let the  General  Manager  of  Bangsheng
                  Chemical handle the shares transfer matters and apply to relevant Administration for Industry and Commerce and Foreign Investment Administration.
      4. The shares transfer under this Agreement has been approved by Foreign Investment Administration and finished the change of Industrial and Commercial Registration.




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Article 6  Confidentiality

Except as otherwise stipulated in relevant laws, regulations, articles of association of Bangsheng Chemical, or there are other written agreements between the two parties of this Agreement, no party herein shall, without the consent of the other party, disclose to any third party any information included in this Agreement before the completion of shares transfer under this Agreement.

Article 7  Miscellaneous

Both Parties mutually agree that anything not covered in this Agreement will be friendly discussed separately by both parties, and supplemental agreements shall be established before the completion date of shares transfer. Supplemental agreements shall be inseparate parts of this Agreement.

Article 8 Liabilities for Breach of this Agreement

Should either Party A or Party B breach any clause, or break any representation, warranty or undertaking made in this Agreement, the party in breach shall compensate the observant party for all the losses, including but not being limited to the fees paid, or the expenses spent by the observant party as a direct or indirect result of the breach of this agreement by the party in breach (including but not being limited to reasonable court fees, arbitration fee and attorney fees etc paid by the other party).




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Article 9  Settlement of Disputes

      1. Any disputes arising from the execution of, or in connection with this Agreement shall be settled through friendly negotiation between both parties hereto. In case no settlement to disputes can be reached through friendly negotiation, the disputes shall be submitted to arbitration.
      2. Any disputes arising from the execution of, or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in accordance with the Arbitration Rules and the Procedures for the said Commission. The arbitral award shall be final and binding upon both parties. The arbitration shall be done in Beijing, China.
      3. As stipulated by relevant laws, if any clause of this Agreement is declared invalid by the arbitral tribunal, it shall in no manner affect the validity and performance of other clauses of this Agreement.

Article 10 Applicable Law

The formation, validity, interpretation, execution and settlement of disputes in respect of this Agreement shall be governed by the relevant laws of the PRC.

Article 11 Rights

Not being agreed by the other party in writing, any party should not transfer the rights enjoyed according to this Agreement. Each party's successors, authorized assignees are bound to this Agreement.

Article 12  Force Majeure

1. Force majeure means any unforeseeable events beyond the parties' control which prevent the performance of any obligation under this Agreement. Force majeure includes, but is not limited to, earthquake, typhoon, flood, fire or other natural disasters, war, riots, strike or any other similar incident.




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2. Should either of the parties to this  Agreement be prevented  from  executing the Agreement by Force majeure, the prevented party shall notify the other party by the quickest means without any delay, and within 15 days thereafter provide detailed information of the events and a valid document for evidence explaining the reason of its inability to execute or delay the execution of all or part of the Agreement. Both parties shall, through consultations, decide whether to terminate the contract or to delay the execution of the contract.

Article 13  Text

This Agreement is made in sextuplicate in Chinese, and each Party shall keep two copies. The other two copies are for handling approval and change of Industrial and Commercial Registration.

Every original copy has equal legal effect. This Agreement shall become effective from the date that Party A and Party B signed and relevant Authorities approved this Agreement.


                               PAGE FOR SIGNATURES
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Party A: Eastern Nanomaterials Holdings Pte Ltd

   Authorized Representative: /s/ Xiangzhi Chen
                             ------------------






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   Party B: Faith Bloom Limited

   Authorized Representative: /s/ Zhang Xueyi
                             -------------------
























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